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                                AMENDMENT NO. 2

                                       TO

                          AGREEMENT AND PLAN OF MERGER

                                     AMONG

                            SBI HOLDING CORPORATION,

                       SBI RADIO ACQUISITION CORPORATION

                                      AND

                             SFX BROADCASTING, INC.



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                  AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER dated as of
March 9, 1998, among SBI Holding Corporation, a Delaware corporation ("Parent"), SBI Radio Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and SFX Broadcasting, Inc., a Delaware corporation (the "Company").

                  WHEREAS, Parent, Sub and the Company have entered into an Agreement and Plan of Merger, dated as of August 24, 1997, which was subsequently amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of February 9, 1998 (as amended, the "Merger Agreement"), pursuant to which, among other things, the parties agreed to the merger of Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

                  WHEREAS, the parties to the Merger Agreement desire to amend certain terms and conditions thereof, as set forth herein; and

                  WHEREAS, capitalized terms used herein have the meanings ascribed to them in the Merger Agreement;

                  NOW, THEREFORE, the parties to the Merger Agreement further agree as follows:

1. Section 1.02 of the Merger Agreement is hereby amended and restated in its entirety as follows:

                  SECTION 1.02. Closing. Subject to the provisions of Article VI, the closing of the Merger (the "Closing") will take place at the offices of Baker & McKenzie, 805 Third Avenue, New York, New York, on the earlier of (i) May 31, 1998 (as such date may be extended pursuant to Section 5.09) or (ii) such time, date or place as Parent shall specify by providing written notice to the Company at least five (5) business days prior to such date (the "Closing Date"), provided that in no event shall the Closing take place prior to May 19, 1998.

2. Except to the extent expressly set forth in this Amendment No. 2 to Agreement and Plan of Merger, no terms and conditions of the Merger Agreement are amended or modified hereby, and all such terms and conditions shall remain in full force and effect.





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                  IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Amendment No. 2 to the Merger Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.


                                       SBI HOLDING CORPORATION


                                       By:    /s/ Eric Neuman
                                              -----------------------
                                       Name:  Eric Neuman
                                       Title: Vice President


                                       SBI RADIO ACQUISITION CORPORATION


                                       By:    /s/ Eric Neuman
                                              ------------------------
                                       Name:  Eric Neuman
                                       Title: Vice President


                                       SFX BROADCASTING, INC.


                                       By:     /s/ Robert F.X. Sillerman
                                               -------------------------
                                       Name:   Robert F.X. Sillerman
                                       Title:  Executive Chairman